Exhibit 32.2

CERTIFICATION PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

The undersigned, Robert Da Cunha, hereby certifies, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1)

the annual report on Form 10-K of Fortem Resources Inc. for the year ended February 28, 2018 (the “Report”) fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)

the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of Fortem Resources Inc.

Dated:  June 28, 2018

/s/ Robert Da Cunha

Robert Da Cunha

Chief Financial Officer and Director

(Principal Financial Officer and Principal Accounting Officer)